Exhibit 10.1
SUMMARY OF SALARY ARRANGEMENTS FOR EXECUTIVE OFFICERS
     Salary and bonus arrangements for Gregory T. Novak, the Company’s Chief Executive Officer were described in Exhibit 10.1 to the Company’s Current Report of Form 8-K filed on October 3, 2005 and incorporated herein by reference.
     Cash bonus arrangements for fiscal 2006 for the Company’s other executive officers were described in Exhibit 10.2 to the Company’s Current Report of Form 8-K filed on October 3, 2005 and incorporated herein by reference. The cash bonus arrangement for Mr. Terhanian referenced therein was modified by the Compensation Committee on October 5, 2005 to change his target bonus for fiscal year 2006 to $75,000.
     On October 5, 2005, the Company’s Compensation Committee approved base salaries in the following amounts for the following executive officers, retroactively effective to September 26, 2005:

Dee T. Allsop	$260,000
Leonard R. Bayer	$318,000
Dennis K. Bhame	$198,000
Arthur Coles	$270,000
Frank Connolly	$315,000
Aled Morris	£150,000
George Terhanian	$255,000
David Vaden	$260,000
     Mr. Allsop’s salary was increased. His prior salary arrangement was covered by a Letter Agreement dated September 9, 2004 and filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 and incorporated herein by reference.
     Mr. Bayer’s salary arrangement is unchanged and is pursuant to his Employment Agreement dated July 1, 2003 filed as Exhibit 10.31 to the Company’s Annual Report on Form 10-K for the year ended June 30, 2003, as such Employment Agreement was amended effective January 1, 2005 and filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed January 4, 2005, each incorporated herein by reference.
     Mr. Connolly’s salary arrangement is unchanged and is pursuant to his Employment Agreement dated as of January 1, 2005 and filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 4, 2005 and incorporated herein by reference.
     Mr. Vaden’s salary was increased. His salary arrangement is an adjustment as contemplated by his Employment Agreement dated January 1, 2004 and filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2004.
     Mr. Terhanian’s salary was increased. His prior salary arrangement was covered by his Employment Agreement dated September 26, 2002 and filed as Exhibit 10.32 to the Company’s Annual Report on Form 10-K for the year ended June 30, 2003 and incorporated herein by reference.
     Mr. Bhame, Mr. Coles, and Mr. Morris each received a salary increase. Their salaries are paid under unwritten arrangements subject to modification from time to time at the sole discretion of the Compensation Committee.